                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 16, 2005
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                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)

        New Jersey                    0-18492                     22-1899798
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(State or other jurisdic-           (Commission                (IRS Employer
 tion of incorporation)             File Number)             Identification No.)

       300 Atrium Drive, Somerset, N.J.                             08873
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (732) 748-1700
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

     [ ] Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 16, 2005, TeamStaff, Inc. (the "Registrant") announced by press release its earnings for the fiscal quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The information in this
Current Report shall not be deemed "filed" for the purposes of Section 18 of the
Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1        Press Release of TeamStaff, Inc. dated May 16, 2005,
                    announcing earnings for the fiscal quarter ended March 31,
                    2005.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 31, 2005                            TEAMSTAFF, INC.
                                                   (Registrant)

                                                   By: /s/ Rick J. Filippelli
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                                                   Rick J. Filippelli,
                                                   Chief Financial Officer